                                                                    EXHIBIT 32.2


                      STATEMENT OF CHIEF FINANCIAL OFFICER
                               OF HOMESTORE, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report of Homestore, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Lewis R. Belote, III, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ LEWIS R. BELOTE, III
                                          --------------------------------------
                                          Lewis R. Belote, III
                                          Chief Financial Officer
                                          Homestore, Inc.
                                          Date: August 4, 2004

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Homestore, Inc. and will be retained by Homestore, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

-----------------------------------------------
Created by 10KWizard Technology www.10KWizard.com

                                       45